                                                                   Exhibit 10.20

                                                                  EXECUTION COPY


                           FIRST AMENDMENT dated as of October 8, 1999 (this
                  "AMENDMENT"), to the Credit Agreement (the "CREDIT AGREEMENT") dated as of May 28, 1999 among GENERAL CABLE CORPORATION (the "COMPANY"), GK TECHNOLOGIES, INCORPORATED; GENERAL CABLE HOLDINGS (UK) LIMITED; GENERAL CABLE ACQUISITIONS (SPAIN), S.A.; GENERAL CABLE HOLDINGS, INC.; the other BORROWING SUBSIDIARIES from time to time party hereto; the LENDERS from time to time party hereto; THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT"), CHASE MANHATTAN INTERNATIONAL LIMITED, as London Agent, and BANK ONE, MICHIGAN, MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

         The Company has requested that the Lenders amend certain provisions of the Credit Agreement and the Security Agreement. The Lenders are willing to do so, subject to the terms and conditions of this Amendment. This Amendment will not become effective until the Amendment Effective Date (as herein defined). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENT OF SECTION 1.01. (a) The definition of "Total Debt" in Section 1.01 of the Agreement is amended by adding the following immediately prior to the period:

         ", plus the aggregate amount paid by the purchasers under the receivables purchase facilities referred to in Section 6.02(i) for accounts receivable of Foreign Subsidiaries that have not been either collected or written off as uncollectible".

         (b) The definition of "Prepayment Event" in Section 1.01 of the Agreement is amended by adding the following sentence at the end thereof:

         "Notwithstanding the foregoing, sales of accounts receivable permitted by Section 6.02(i) will not be deemed to constitute Prepayment Events."

         SECTION 2. AMENDMENT OF SECTION 2.06(B). Section 2.06(b) of the Credit Agreement is hereby amended by replacing the first reference to "$37,500,000" with "the aggregate amount of the Tranche 1 Revolving Commitments" and by replacing the second reference to "$37,500,000" with "the lesser of $100,000,000 and the aggregate amount of the Tranche 2 Revolving Commitments".

         SECTION 3. AMENDMENT OF SECTION 6.02. Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph
(g) thereof, deleting the period at the end of paragraph (h) thereof and replacing it with "; and" and inserting the following new paragraph (i):

                  "(i) sales by Foreign Subsidiaries of accounts receivable under one or more receivables purchase facilities so long as (i) such sales are without recourse to the Company, the sellers or any of the other Subsidiaries (other than any special purpose subsidiary engaged solely in the business of purchasing accounts receivable from one or more Foreign Subsidiaries and reselling or borrowing against such accounts receivable, and owning no assets other than accounts receivable and proceeds thereof), whether pursuant to any Guarantee or representation as to collectibility or otherwise, and (ii) the aggregate amount paid by the purchasers for accounts receivable that have not been either collected or written off as uncollectible shall not exceed $100,000,000 at any time."

         SECTION 4. AMENDMENT OF SECTION 6.05. Section 6.05(e) of the Credit Agreement is hereby amended by replacing the reference to "$5,000,000" with "$10,000,000".

         SECTION 5. AMENDMENT OF ARTICLE VII. Clause (g) of Article VII of the Credit Agreement is hereby amended to read as follows:

                  "(g) (i) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (any applicable grace or cure period having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; PROVIDED that this subclause (i) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or
         (ii) there shall occur any event which constitutes or with the giving of notice, the lapse of time or both would constitute a default, event of ineligibility, event of termination or similar event under any receivables purchase facility referred to in Section 6.02(i) under which the aggregate amount paid by the purchasers for accounts receivable that have not been either collected or written off as uncollectible shall exceed $10,000,000, or the applicable Foreign Subsidiary shall fail to observe or perform any term, covenant, condition or agreement contained in any such receivables purchase facility if the effect of any such failure shall be to cause or to permit the purchasers thereunder or any agent acting on their behalf to cause (with or without the giving of notice, lapse of time or both) such receivables purchase facility or the commitments of the purchasers thereunder to terminate or cease to be fully available;"

         SECTION 6. AMENDMENT OF SECURITY AGREEMENT. The Security Agreement is hereby amended replacing the reference to "the Company" in clause (c) of the second paragraph with a reference to "any Borrower".

         SECTION 7. AMENDMENT OF SCHEDULE 6.01. Schedule 6.01 to the Credit Agreement is hereby amended to read as set forth in Schedule 6.01 attached hereto.

         SECTION 8. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Company and each Borrowing Subsidiary represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

         (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

         (b) After giving effect to the agreements and waivers herein, no Default or Event of Default has occurred and is continuing.

         SECTION 9. EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, each Borrowing Subsidiary, each Subsidiary Guarantor and the Required Lenders.

         SECTION 10. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. EXPENSES. The Company agrees to pay the reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment including the reasonable fees, disbursements and other charges of its counsel.

         SECTION 14. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                              GENERAL CABLE CORPORATION,

                                by

                                  Name:
                                  Title:


                              GK TECHNOLOGIES, INCORPORATED,

                                by

                                  Name:
                                  Title:


                              GENERAL CABLE HOLDINGS, INC.,

                                by

                                  Name:
                                  Title:

                              GENERAL CABLE HOLDINGS (UK) LIMITED,

                                by

                                  Name:
                                  Title:


                              GENERAL CABLE ACQUISITIONS (SPAIN), S.A.,

                                by

                                  Name:
                                  Title:

                              THE CHASE MANHATTAN BANK,
                              individually, as Administrative Agent
                              and as Collateral Agent,

                                by

                                  Name:
                                  Title:


                              CHASE MANHATTAN INTERNATIONAL
                              LIMITED, as London Agent,

                                by

                                  Name:
                                  Title:


                              BANK ONE, MICHIGAN, individually and
                              as Co-Documentation Agent,

                                by

                                  Name:
                                  Title:


                              MERRILL LYNCH CAPITAL
                              CORPORATION, individually and as
                              Co-Documentation Agent,

                                by

                                  Name:
                                  Title:


                              PNC BANK, NATIONAL ASSOCIATION,
                              individually and as Co-Documentation Agent,

                                by

                                  Name:
                                  Title:


                              AG CAPITAL FUNDING PARTNERS, L.P.,

                                by

                                  Name:
                                  Title:

                              AMARA-2 FINANCE LTD.,

                                by

                                  Name:
                                  Title:


                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.,

                                by

                                  Name:
                                  Title:



                              BANKBOSTON, N.A.,

                                by

                                  Name:
                                  Title:



                              BANKBOSTON, N.A.,
                              as Trust Administrator for Long Lane
                              Master Trust IV,

                                by

                                  Name:
                                  Title:


                              BANCO ESPIRITO SANTO S.A.,
                              New York Branch,

                                by

                                  Name:
                                  Title:

                                by

                                  Name:
                                  Title:


                              BANK LEUMI USA,

                                by

                                  Name:
                                  Title:

                              THE BANK OF NOVA SCOTIA,

                                by

                                  Name:
                                  Title:


                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH,

                                by

                                  Name:
                                  Title:


                              BANK UNITED,

                                by

                                  Name:
                                  Title:

                              BANQUE NATIONALE DE PARIS,

                                by

                                  Name:
                                  Title:

                              BEDFORD CDO LIMITED,

                                by

                                  Name:
                                  Title:



                              BRANT POINT CBO 1999-1, LTD.,

                                by

                                  Name:
                                  Title:



                              CANADIAN IMPERIAL BANK OF COMMERCE,

                                by

                                  Name:
                                  Title:

                              CIBC INC.,

                                by

                                  Name:
                                  Title:



                              CAPTIVA FINANCE LTD.,

                                by

                                  Name:
                                  Title:


                              CAPTIVA II FINANCE LTD.,

                                by

                                  Name:
                                  Title:


                              CAPTIVA III FINANCE LTD.,

                                by

                                  Name:
                                  Title:

                              CAPTIVA IV FINANCE LTD.,

                                by

                                  Name:
                                  Title:


                              CERES FINANCE, LTD.,

                                by

                                  Name:
                                  Title:



                              CHIAO TUNG BANKING CO., LTD.,

                                by

                                  Name:
                                  Title:


                              COMERICA BANK,

                                by

                                  Name:
                                  Title:


                              CYPRESSTREE INVESTMENT FUND, LLC,

                              By:  CypressTree Investment Management
                              Company, Inc., its Managing Member,

                                by

                                  Name:
                                  Title:



                              CYPRESSTREE INSTITUTIONAL FUND, LLC,

                              By:  CypressTree Investment Management
                              Company, Inc., its Managing Member,

                                by

                                  Name:
                                  Title:


                              CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                              By:  CypressTree Investment Management
                              Company, Inc., as Portfolio Manager,

                                by

                                  Name:
                                  Title:

                              CYPRESSTREE INVESTMENT
                              PARTNERS II, LTD.,

                              By:  CypressTree Investment Management
                              Company, Inc., as Portfolio Manager,
                                by

                                  Name:
                                  Title:

                              CYPRESSTREE SENIOR FLOATING
                              RATE FUND,

                              By:  CypressTree Investment Management
                              Company, Inc., as Portfolio Manager,
                                by

                                  Name:
                                  Title:

                              DEBT STRATEGIES FUND II, INC.,

                                by

                                  Name:
                                  Title:

                              EATON VANCE INSTITUTIONAL SR. LOAN FUND,

                                by

                                  Name:
                                  Title:

                              EATON VANCE SENIOR INCOME TRUST,

                                by

                                  Name:
                                  Title:

                              FIRST UNION NATIONAL BANK,

                                by

                                  Name:
                                  Title:

                              FRANKLIN FLOATING RATE TRUST,

                                by

                                  Name:
                                  Title:

                              THE FUJI BANK, LIMITED,

                                by

                                  Name:
                                  Title:


                              GALAXY CLO 1999-1, LTD.,

                              By: SAI Investment Adviser, Inc. its Collateral Manager,

                                by

                                 Name:
                                 Title:


                              GOLDMAN SACHS CREDIT PARTNERS L.P.,

                                by

                                 Name:
                                 Title:


                              GREAT POINT CLO 1999-1 LTD.,

                                by

                                 Name:
                                 Title:


                              HIGHLAND CLO 1999-1 LTD.,

                                by

                                 Name:
                                 Title:


                              HIGHLAND LEGACY LIMITED,

                                by

                                 Name:
                                 Title:

                              JACKSON NATIONAL LIFE INSURANCE COMPANY,

                              By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company,

                                by

                                 Name:
                                 Title:


                              KEYBANK NATIONAL ASSOCIATION,

                                by

                                 Name:
                                 Title:


                              KZH APPALOOSA LLC,

                                by

                                 Name:
                                 Title:


                              KZH CRESCENT-2 LLC,

                                by

                                 Name:
                                 Title:


                              KZH CRESCENT-3 LLC,

                                by

                                 Name:
                                 Title:


                              KZH CRESCENT LLC,

                                by

                                 Name:
                                 Title:

                              KZH CYPRESSTREE-1 LLC,

                                by

                                 Name:
                                 Title:

                              KZH ING-1 LLC,

                                by

                                 Name:
                                 Title:


                              KZH ING-2 LLC,

                                by

                                 Name:
                                 Title:


                              KZH ING-3 LLC,

                                by

                                 Name:
                                 Title:


                              KZH III LLC,

                                by

                                 Name:
                                 Title:


                              KZH LANGDALE LLC,

                                by

                                 Name:
                                 Title:


                              KZH SHOSHONE LLC,

                                by

                                 Name:
                                 Title:

                              KZH-SOLEIL-2 LLC,

                                by

                                 Name:
                                 Title:

                              KZH WATERSIDE LLC,

                                by

                                 Name:
                                 Title:


                              MASSACHUSETTS MUTUAL LIFE INSURANCE,

                                by

                                 Name:
                                 Title:



                              MERRILL LYNCH PRIME RATE PORTFOLIO,

                                by

                                 Name:
                                 Title:


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.,

                                by

                                 Name:
                                 Title:


                              METROPOLITAN LIFE INSURANCE COMPANY,

                                by

                                 Name:
                                 Title:


                              MICHIGAN NATIONAL BANK,

                                by

                                 Name:
                                 Title:

                              MONUMENT CAPITAL LTD,

                                by

                                 Name:
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                by

                                 Name:
                                 Title:


                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST,

                                by

                                 Name:
                                 Title:


                              NATIONAL CITY BANK,

                                by

                                 Name:
                                 Title:



                              NATIONAL WESTMINSTER BANK PLC,

                                by

                                 Name:
                                 Title:


                              NORTH AMERICAN SENIOR FLOATING RATE FUND,

                              By: CypressTree Investment Management Company,
                                  Inc. as Portfolio Manager

                                by

                                 Name:
                                 Title:

                              NORTHWOODS CAPITAL, LIMITED,

                                by

                                 Name:
                                 Title:

                              OAK MOUNTAIN LIMITED,

                                by

                                 Name:
                                 Title:


                              OCTAGON INVESTMENT PARTNERS II, LLC,

                                by

                                 Name:
                                 Title:


                              OCTAGON LOAN TRUST,

                              By: Octagon Credit Investors, as Manager,

                                by

                                 Name:
                                 Title:


                              OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                by

                                 Name:
                                 Title:


                              PERSEUS CDO I, LIMITED,

                                by

                                 Name:
                                 Title:



                              PILGRIM AMERICAN HIGH INCOME INVESTMENT LTD.,

                                by

                                 Name:
                                 Title:

                              PILGRIM PRIME RATE TRUST,

                              By: Pilgrim Investments, Inc. as its investment
                                  manager,

                                by

                                 Name:
                                 Title:


                              SAAR HOLDINGS CDO, LIMITED,

                                by

                                 Name:
                                 Title:



                              SANKATY HIGH YIELD ASSET PARTNERS,

                                by

                                 Name:
                                 Title:


                              SENIOR DEBT PORTFOLIO,

                                by

                                 Name:
                                 Title:


                              SEQUILS I, LTD,

                              By: TCW Advisors, Inc. as its Collateral Manager,

                                by

                                 Name:
                                 Title:

                                by

                                 Name:
                                 Title:


                              SEQUILS ING I (HBDGM), LTD.,

                                by

                                 Name:
                                 Title:

                              SOMERS CDO, LIMITED,

                                by

                                 Name:
                                 Title:


                              SOUTHERN PACIFIC BANK,

                                by

                                 Name:
                                 Title:


                              SPS HIGH YIELD LOAN TRADING,

                                by

                                 Name:
                                 Title:



                              SRF TRADING, INC.,

                                by

                                 Name:
                                 Title:


                              STANFIELD CLO, LTD.,

                                by

                                 Name:
                                 Title:



                              STRATA FUNDING LIMITED,

                                by

                                 Name:
                                 Title:


                              STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY,

                                by

                                 Name:
                                 Title:

                              THE ROYAL BANK OF SCOTLAND PLC,

                                by

                                 Name:
                                 Title:



                              TORONTO DOMINION (NEW YORK), INC.,

                                by

                                 Name:
                                 Title:


                              TRAVELERS CORPORATE LOAN FUND INC.,

                              By: Travelers Asset Management International
                                  Corporation,

                                by

                                 Name:
                                 Title:


                              THE TRAVELERS INSURANCE COMPANY,

                                by

                                 Name:
                                 Title:


                              TRITON CBO III, LIMITED,

                              By: INVESCO Senior Secured Management, Inc., as
                                  Investment Advisor

                                by

                                 Name:
                                 Title:


                              USTRUST,

                                by

                                 Name:
                                 Title:

                              VAN KAMPEN PRIME RATE INCOME TRUST,

                                by

                                 Name:
                                 Title: